Exhibit 32.1

SECTION 1350 CEO CERTIFICATION

I, Mac J. Slingerlend, Chief Executive Officer of CIBER, Inc. (“the Company”), do hereby certify, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section  906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (the “Annual Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and

(2)                                  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/s/ Mac J. Slingerlend
Mac J. Slingerlend
Chief Executive Officer
March 10, 2004